UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of Earliest Event Reported): September 20, 2004

                           GREENPOINT FINANCIAL CORP.
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                          001-14320                       06-1379001
             --------                          ---------                       ----------

 (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification
          incorporation)                                                         Number)



                    90 Park Avenue, New York, New York 10016
                    ----------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 834-1000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFITS PLANS.

            On September 20, 2004, GreenPoint Financial Corp. ("GreenPoint") gave notice to its executive officers and directors informing them that a blackout period with respect to the GreenPoint Employee Stock Ownership Plan and the GreenPoint 401(k) Savings Plan will be in effect beginning at 4:00 p.m. Eastern time on September 28, 2004 and September 30, 2004, with both blackout periods ending by 4:00 p.m. Eastern time on October 7, 2004. A copy of the notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached as Exhibit 99.1 hereto and is incorporated herein by reference. The blackout periods are being implemented in connection with the completion of the merger of GreenPoint and North Fork Bancorporation, Inc. and certain administrative and other changes being effected with respect to the two plans as a result of the merger.



ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial statements of businesses acquired.

        -        Not Applicable

(b)     Pro forma financial information.

        -        Not Applicable

(c) Exhibits.

      99.1     Notice Pursuant to Regulation BTR, dated September 20, 2004

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             GREENPOINT FINANCIAL CORP.


                                             By:  /s/ Andy Occhino
                                             Name:    Andy Occhino
                                             Title:   Senior Vice President and
                                                      Assistant General Counsel

Date:  September 20, 2004

                                  EXHIBIT INDEX

99.1              Notice Pursuant to Regulation BTR, dated September 20, 2004